Commitments (Tables)	12 Months Ended
Dec. 31, 2024
Commitments.
Schedule of commitments

	Total(i)	Less than 1 year	1‑ 2 years	3‑4 years
Purchase obligations	5,833	5,691	142	—
Capital commitments	5,267	4,641	626	—
Total	11,100	10,332	768	—

(i) The timing of certain capital payments is estimated based on the forecasted timeline of the projects. Certain commitments can be canceled at the discretion of the Company with little or no financial impact.